Prospectus supplement dated June 25, 2018
to the following prospectus(es):
Soloist dated May 1, 2018
Successor dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
(1)	The prospectus offers the following underlying mutual fund(s) as investment option(s) under the contract. Effective July 15, 2018, the name of the investment option(s) are updated as indicated below:

CURRENT NAME	UPDATED NAME
Nationwide Growth Fund: R6 Class	Nationwide Dynamic U.S. Growth Fund – Class R6
Nationwide Growth Fund: Class A	Nationwide Dynamic U.S. Growth Fund – Class A
PROS-0377
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